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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 9, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

              MICHIGAN                                   38-1999511
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


25505 W. TWELVE MILE ROAD, SUITE 3000                    48034-8339
(Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (248) 353-2700



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 9, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing the renewal of its $135 million credit agreement with a group of commercial banks for two years. The press release, dated June 9, 2003, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated June 9, 2003






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT ACCEPTANCE CORPORATION
                                    (Registrant)

                                    By: /s/ Douglas W. Busk
                                       --------------------
                                    Douglas W. Busk
                                    Chief Financial Officer and Treasurer
                                    June 10, 2003



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                                INDEX OF EXHIBITS

     EXHIBIT NO.                DESCRIPTION
     -----------                -----------

        99.1         Press Release dated June 9, 2003.